                                                                   Exhibit 99.1

This  Statement on Form 3 is filed by Fortress  Investment  Group LLC,  Fortress
Operating  Entity I LP, Fortress  Operating  Entity II LP, Fortress  Investment Fund GP
(Holdings) LLC, Fortress Fund III GP LLC,  Fortress  Investment Fund III LP, Fortress
Investment  Fund III (Fund B) LP, Fortress  Investment Fund III (Fund D) L.P., FIF III
Liberty Holdings LLC and FIG Corp.

This report is filed by Fortress Investment Group LLC, Fortress Operating Entity
I LP, Fortress  Operating Entity II LP, Fortress  Investment Fund GP (Holdings)
LLC,  Fortress  Fund  III GP LLC,  Fortress  Investment  Fund  III LP,  Fortress
Investment  Fund III (Fund B) LP, Fortress  Investment  Fund III (Fund D) L.P.,
FIF III Liberty Holdings LLC and FIG Corp., all of which  are  direct or indirect  10%  beneficial  owners.  The  principal business  address  of each of the  Reporting  Persons  is  1345  Avenue  of the Americas, 46th Floor,
New York, NY 10105.

Name of Designated Filer: Fortress Investment Group LLC

Date of Event Requiring Statement: October 24, 2006

Issuer Name and Ticker or Trading Symbol: GateHouse Media, Inc. (GHS)

                               FORTRESS INVESTMENT GROUP LLC

                               /s/ Randal A. Nardone
                               -----------------------------------------
                               By: Randal A. Nardone
                               Its: Authorized Signatory

                               FORTRESS OPERATING ENTITY I LP
                               By: FIG Corp., Its General Partner

                               /s/ Randal A. Nardone
                               -----------------------------------------
                               By: Randal A. Nardone
                               Its: Authorized Signatory

                               FORTRESS OPERATING ENTITY II LP
                               By: FIG Corp., Its General Partner

                               /s/ Randal A. Nardone
                               -----------------------------------------
                               By: Randal A. Nardone
                               Its: Authorized Signatory

                               FORTRESS INVESTMENT FUND GP (HOLDINGS)LLC

                               /s/ Randal A. Nardone
                               -----------------------------------------
                               By: Randal A. Nardone
                               Its: Authorized Signatory

                               FORTRESS FUND III GP LLC

                               /s/ Randal A. Nardone
                               -----------------------------------------
                               By: Randal A. Nardone
                               Its: Authorized Signatory

                               FORTRESS INVESTMENT FUND III LP
                               By: Fortress Fund III GP LLC, Its General Partner

                               /s/ Randal A. Nardone
                               -----------------------------------------
                               By: Randal A. Nardone
                               Its: Authorized Signatory

                               FORTRESS INVESTMENT FUND III (FUND B) LP
                               By: Fortress Fund III GP LLC, Its General Partner

                               /s/ Randal A. Nardone
                               -----------------------------------------
                               By: Randal A. Nardone
                               Its: Authorized Signatory

                               FORTRESS INVESTMENT FUND III (FUND D) L.P.
                               By: Fortress Fund III GP LLC, Its General Partner

                               /s/ Randal A. Nardone
                               -----------------------------------------
                               By: Randal A. Nardone
                               Its: Authorized Signatory

                               FIF III LIBERTY HOLDINGS LLC

                               /s/ Randal A. Nardone
                               -----------------------------------------
                               By: Randal A. Nardone
                               Its: Authorized Signatory

                               FIG Corp.

                               /s/ Randal A. Nardone
                               -----------------------------------------
                               By: Randal A. Nardone
                               Its: Authorized Signatory